UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 23, 2006

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13647 (Commission File Number)	73-1356520 (I.R.S. Employer Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 23, 2006, Rental Car Finance Corp. (the “Company”), a wholly owned subsidiary of Dollar Thrifty Automotive Group, Inc., a Delaware corporation (“DTG”), and DTG entered into a note purchase agreement totaling $600 million to issue and sell to J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., ABN AMRO Incorporated, BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, Dresdner Kleinwort Wasserstein Securities LLC, and Scotia Capital (USA) Inc. (each an “Initial Purchaser” and together, the “Initial Purchasers”), $600 million of the Company’s Series 2006-1 Floating Rate Rental Car Asset Backed Notes, Class A (the “Offered Securities”). The Offered Securities have a five year term, but are subject to acceleration upon the occurrence of adverse events such as nonpayment of interest and principal and insufficient collateral. Collateral for the Offered Securities includes vehicles, manufacturer program receivables and cash, and other credit support is furnished in the form of a letter of credit. Payment of interest and principal on the Offered Securities is insured by a note guaranty insurance policy. The agreement authorizes the Initial Purchasers to deliver prospective subsequent purchasers information in connection with any reoffer or resale of the Offered Securities. The Initial Purchasers or their affiliates are also participants in other credit facilities of DTG and subsidiaries.

The foregoing description of the note purchase agreement is qualified in its entirety by reference to the note purchase agreement attached hereto as Exhibit 4.147 and is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Information responsive to this Item is incorporated by reference from the responses made in Item 1.01.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

4.147

Note Purchase Agreement dated as of March 23, 2006 among Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc., J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., ABN AMRO Incorporated, BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, Dresdner Kleinwort Wasserstein Securities LLC, and Scotia Capital (USA) Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

March 29, 2006	By:	/s/ STEVEN B. HILDEBRAND
Steven B. Hildebrand
Senior Executive Vice President, Chief Financial
Officer, Principal Financial Officer and Principal
Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

4.147

Note Purchase Agreement dated as of March 23, 2006 among Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc., J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., ABN AMRO Incorporated, BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, Dresdner Kleinwort Wasserstein Securities LLC, and Scotia Capital (USA) Inc.

5